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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: August 14, 2002
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                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 7.  Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

             99.1 Press Release of MetLife, Inc., dated August 14, 2002.

             99.2 Statement Under Oath of Principal Executive Officer pursuant to Securities and Exchange Commission Order No.4-460.

             99.3 Statement Under Oath of Principal Financial Officer pursuant to Securities and Exchange Commission Order No.4-460.

             99.4 Certification by Chief Executive Officer of Periodic Financial
                  Report pursuant to 18 U.S.C. Section 1350.

             99.5 Certification by Chief Financial Officer of Periodic Financial
                  Report pursuant to 18 U.S.C. Section 1350.



Item 9.  Regulation FD Disclosure.

     On August 14, 2002, MetLife Inc., a Delaware corporation, announced that its Chairman, President and Chief Executive Officer, Robert H. Benmosche, and Vice Chairman and Chief Financial Officer, Stewart G. Nagler, submitted sworn statements today to the U.S. Securities and Exchange Commission (SEC) certifying certain SEC filings made by the Company in 2002. These certifications were submitted in accordance with SEC Order No.4-460.


     In addition, the Company submitted today to the SEC certifications by each of Messrs. Benmosche and Nagler of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. These certifications were submitted in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     Copies of the press release, the sworn statements and certifications of Messrs. Benmosche and Nagler are attached hereto as Exhibits 99.1, 99.2, 99.3,
99.4 and 99.5 and are incorporated herein by reference.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: August 14, 2002








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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
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99.1              Press Release, dated August 14, 2002.
99.2              Statement Under Oath of Principal Executive Officer.
99.3              Statement Under Oath of Principal Financial Officer.
99.4              Certification by Chief Executive Officer.
99.5              Certification by Chief Financial Officer.